Exhibit 99.2

FINANCIAL SUPPLEMENT
As of June 30, 2016

Aspen Insurance Holdings Limited

This financial supplement is for information purposes only. It should be read in conjunction with other documents filed or to be filed by Aspen Insurance Holdings Limited with the United States Securities and Exchange Commission.

www.aspen.co

Investor Contact:
Aspen Insurance Holdings Limited
Mark Jones, Senior Vice President, Investor Relations
T: +1 646 289 4945
email: Mark.P.Jones@aspen.co

1

ASPEN INSURANCE HOLDINGS LIMITED
Basis of Presentation

Definitions and presentations: All financial information contained herein is unaudited except for information for the fiscal year ended December 31, 2015. Unless otherwise noted, all data is in U.S. dollar millions, except for per share amounts, percentages and ratio information.

In presenting Aspen's results, management has included and discussed certain "non-GAAP financial measures". Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen's results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures is included in this financial supplement.

Operating income (a non-GAAP financial measure): Operating income is an internal performance measure used by Aspen in the management of its operations and represents after-tax operational results excluding, as applicable, after-tax net realized and unrealized gains or losses, including net realized and unrealized gains and losses on interest rate swaps, after-tax net foreign exchange gains or losses, including net realized and unrealized gains and losses from foreign exchange contracts and certain non-recurring items.

Aspen excludes these items above from its calculation of operating income because they are either not expected to recur and therefore are not reflective of underlying performance or the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. Aspen believes these amounts are largely independent of its business and underwriting process and including them would distort the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, Aspen believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Aspen's results of operations in a manner similar to how management analyzes Aspen's underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 22 for a reconciliation of operating income to net income.

Annualized operating return on average equity (“Operating ROE”) (a non-GAAP financial measure): Operating ROE is calculated using operating income, as defined above, and average equity is calculated as the arithmetic average on a monthly basis for the stated periods of shareholders' equity excluding the aggregate value of the liquidation preferences of our preference shares net of issuance costs and the total amount of non-controlling interest.

Aspen presents Operating ROE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 22 for a reconciliation of operating income to net income and page 7 for a reconciliation of average ordinary shareholders' equity to average shareholders' equity.

Diluted operating earnings per share and basic operating earnings per share (non-GAAP financial measures): Aspen believes that the presentation of diluted operating earnings per share and basic operating earnings per share supports meaningful comparison from period to period and the analysis of normal business operations. Diluted operating earnings per share and basic operating earnings per share are calculated by dividing operating income by the diluted or basic weighted average number of shares outstanding for the period. See page 22 for a reconciliation of diluted and basic operating earnings per share to basic earnings per share.

Diluted book value per ordinary share (not a non-GAAP financial measure): Aspen has included diluted book value per ordinary share as it illustrates the effect on basic book value per share of dilutive securities thereby providing a better benchmark for comparison with other companies. Diluted book value per share is calculated using the treasury stock method as defined on page 21.

Accident year loss ratio excluding catastrophes (a non-GAAP financial measure): Aspen believes that the presentation of loss ratios excluding catastrophes and prior year reserve movements supports meaningful comparison from period to period of the underlying performance of the business.  Accident year loss ratios excluding catastrophes are calculated by dividing net losses excluding catastrophe losses, net expenses and prior year reserve movements by net earned premiums excluding catastrophe-related reinstatement premiums. Aspen has defined catastrophe losses in the first half of 2016 as losses associated predominantly with the wildfires in Canada, weather-related events in the U.S. and several earthquakes and in the first half of 2015 as losses predominantly associated with North American weather-related events and other losses associated with European and Australian storms. See pages 10 and 11 for a reconciliation of loss ratios to accident year loss ratios excluding catastrophes.

Underwriting ratios (GAAP financial measures): Aspen, along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of net claims and claims adjustment expenses to net premiums earned. The acquisition expense ratio is the ratio of underwriting expenses (commissions, premium taxes, licenses and fees, as well as other underwriting expenses) to net premiums earned. The general and administrative expense ratio is the ratio of general and administrative expenses to net premiums earned. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

GAAP combined ratios differ from U.S. statutory combined ratios primarily due to the deferral of certain third-party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general and administrative expense ratios.

	ASPEN INSURANCE HOLDINGS LIMITED
	Financial Highlights
	Three Months Ended June 30,			Six Months Ended June 30,
(in US$ millions except for percentages, share and per share amounts)	2016	2015	Change	2016	2015	Change
Gross written premium	$801.7	$722.8	10.9%	$1,777.4	$1,642.0	8.2%
Net written premium	$724.8	$644.4	12.5%	$1,524.5	$1,407.6	8.3%
Net earned premium	$680.8	$609.4	11.7%	$1,343.9	$1,203.0	11.7%
Net income after tax	$64.9	$49.0	32.4%	$179.3	$177.0	1.3%
Operating income after tax	$34.1	$72.2	(52.8)%	$124.0	$170.2	(27.1)%
Net investment income	$48.0	$46.7	2.8%	$97.5	$94.1	3.6%
Underwriting (loss)/income	$(4.5)	$39.4	(111.4)%	$51.2	$105.4	(51.4)%
Earnings Per Share and Book Value Per Share
Basic earnings per ordinary share
Net income adjusted for preference share dividend and non-controlling interest	$0.91	$0.64	42.2%	$2.64	$2.55	3.5%
Operating income adjusted for preference share dividend and non-controlling interest	$0.40	$1.02	(60.8)%	$1.73	$2.44	(29.1)%
Diluted earnings per ordinary share
Net income adjusted for preference share dividend and non-controlling interest	$0.89	$0.62	43.5%	$2.57	$2.50	2.8%
Operating income adjusted for preference share dividend and non-controlling interest	$0.40	$0.99	(59.6)%	$1.68	$2.39	(29.7)%
Weighted average number of ordinary shares outstanding (in millions of shares)	60.705	61.409	(1.1)%	60.772	61.776	(1.6)%
Diluted weighted average number of ordinary shares outstanding (in millions of shares)	62.192	62.897	(1.1)%	62.263	63.165	(1.4)%
Book value per ordinary share	$50.71	$46.18	9.8%	$50.71	$46.18	9.8%
Diluted book value per ordinary share	$49.53	$45.16	9.7%	$49.53	$45.16	9.7%
Ordinary shares outstanding at June 30, 2016 and June 30, 2015 (in millions of shares)	60.329	60.778	(0.7)%	60.329	60.778	(0.7)%
Diluted ordinary shares outstanding at June 30, 2016 and June 30, 2015 (in millions of shares)	61.767	62.149	(0.6)%	61.767	62.149	(0.6)%
Underwriting Ratios
Loss ratio	65.0%	59.2%		59.5%	55.4%
Policy acquisition expense ratio	18.6%	18.7%		19.1%	19.4%
General, administrative and corporate expense ratio	17.1%	15.7%		17.6%	16.4%
Expense ratio	35.7%	34.4%		36.7%	35.8%
Combined ratio	100.7%	93.6%		96.2%	91.2%
Return On Equity
Average equity (1)	$3,029.9	$2,866.6		$2,977.9	$2,871.8
Return on average equity
Net income adjusted for preference share dividend and non-controlling interest	1.8%	1.4%		5.4%	5.5%
Operating income adjusted for preference share dividend and non-controlling interest	0.8%	2.2%		3.5%	5.3%
Annualized return on average equity
Net income	7.2%	5.6%		10.8%	11.0%
Operating income	3.2%	8.8%		7.0%	10.6%

See pages 7 and 22 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.
(1) Average equity excludes preference shares.

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Statements of Operations - Quarterly Results
(in US$ millions except for percentages and per share amounts)	Q2 2016	Q1 2016	Q4 2015	Q3 2015	Q2 2015	Q1 2015
UNDERWRITING REVENUES
Gross written premiums	$801.7	$975.7	$634.8	$720.5	$722.8	$919.2
Premiums ceded	(76.9)	(176.0)	(48.0)	(68.7)	(78.4)	(156.0)
Net written premiums	724.8	799.7	586.8	651.8	644.4	763.2
Change in unearned premiums	(44.0)	(136.6)	42.9	(11.2)	(35.0)	(169.6)
Net earned premiums	680.8	663.1	629.7	640.6	609.4	593.6
UNDERWRITING EXPENSES
Losses and loss adjustment expenses	442.2	357.4	334.0	365.6	360.5	306.1
Amortization of deferred policy acquisition costs	126.7	130.2	118.2	132.0	114.1	119.3
General, administrative and corporate expenses	116.4	119.8	125.9	100.5	95.4	102.2
Total underwriting expenses	685.3	607.4	578.1	598.1	570.0	527.6
Underwriting income including corporate expenses	(4.5)	55.7	51.6	42.5	39.4	66.0
OTHER OPERATING REVENUE AND EXPENSES
Net investment income	48.0	49.5	46.4	45.0	46.7	47.4
Interest expense	(7.4)	(7.4)	(7.4)	(7.4)	(7.3)	(7.4)
Other (expense)	(1.0)	(3.0)	(5.4)	(10.6)	(2.7)	(1.6)
Total other operating revenue	39.6	39.1	33.6	27.0	36.7	38.4
OPERATING INCOME BEFORE TAX	35.1	94.8	85.2	69.5	76.1	104.4
Net realized and unrealized exchange (losses)/gains (1)	(5.4)	(20.1)	6.1	4.5	(9.4)	(11.0)
Net realized and unrealized investment gains/(losses) (2)	36.5	42.2	31.9	(44.0)	(15.5)	39.7
INCOME BEFORE TAX	66.2	116.9	123.2	30.0	51.2	133.1
Income tax expense	(1.3)	(2.5)	(5.3)	(1.8)	(2.2)	(5.1)
NET INCOME AFTER TAX	64.9	114.4	117.9	28.2	49.0	128.0
Dividends paid on ordinary shares	(13.4)	(12.8)	(12.8)	(12.7)	(13.0)	(12.4)
Dividends paid on preference shares	(9.4)	(9.5)	(9.4)	(9.5)	(9.4)	(9.5)
Dividends paid to non-controlling interest	—	—	(0.1)	—	—	—
Proportion due to non-controlling interest	(0.4)	0.2	—	(0.3)	(0.5)	—
Retained income	$41.7	$92.3	$95.6	$5.7	$26.1	$106.1
Components of net income after tax
Operating income	34.1	89.9	84.0	67.2	72.2	98.0
Net realized and unrealized exchange (losses)/gains after tax (1)	(4.9)	(16.9)	5.7	1.4	(7.5)	(9.8)
Net realized and unrealized investment gains/(losses) after tax (2)	35.7	41.4	28.2	(40.4)	(15.7)	39.8
NET INCOME AFTER TAX	$64.9	$114.4	$117.9	$28.2	$49.0	$128.0
Loss ratio	65.0%	53.9%	53.0%	57.1%	59.2%	51.6%
Policy acquisition expense ratio	18.6%	19.6%	18.8%	20.6%	18.7%	20.1%
General, administrative and corporate expense ratio	17.1%	18.1%	20.0%	15.7%	15.7%	17.2%
Expense ratio	35.7%	37.7%	38.8%	36.3%	34.4%	37.3%
Combined ratio	100.7%	91.6%	91.8%	93.4%	93.6%	88.9%
Basic earnings per share (3)	$0.91	$1.73	$1.78	$0.30	$0.64	$1.91
Diluted earnings per share (3)	$0.89	$1.68	$1.75	$0.30	$0.62	$1.87
Annualized return on average equity
Net income	7.2%	14.4%	15.2%	2.8%	5.6%	16.4%
Operating income	3.2%	11.2%	10.4%	8.4%	8.8%	12.4%
See pages 7 and 22 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.
(1) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.
(2) Includes the net realized and unrealized gains/(losses) from interest rate swaps.
(3) Adjusted for preference share dividends and non-controlling interest.

ASPEN INSURANCE HOLDINGS LIMITED
Consolidated Statements of Operations - Year To Date Results
	Six Months Ended June 30,
	2016	2015
UNDERWRITING REVENUES
Gross written premiums	$1,777.4	$1,642.0
Premiums ceded	(252.9)	(234.4)
Net written premiums	1,524.5	1,407.6
Change in unearned premiums	(180.6)	(204.6)
Net earned premiums	1,343.9	1,203.0
UNDERWRITING EXPENSES
Losses and loss adjustment expenses	799.6	666.6
Amortization of deferred policy acquisition costs	256.9	233.4
General, administrative and corporate expenses	236.2	197.6
Total underwriting expenses	1,292.7	1,097.6
Underwriting income including corporate expenses	51.2	105.4
OTHER OPERATING REVENUE AND EXPENSES
Net investment income	97.5	94.1
Interest expense	(14.8)	(14.7)
Other (expense)	(4.0)	(4.3)
Total other operating revenue	78.7	75.1
OPERATING INCOME BEFORE TAX	129.9	180.5
Net realized and unrealized exchange (losses)(1)	(25.5)	(20.4)
Net realized and unrealized investment gains(2)	78.7	24.2
INCOME BEFORE TAX	183.1	184.3
Income tax expense	(3.8)	(7.3)
NET INCOME AFTER TAX	179.3	177.0
Dividends paid on ordinary shares	(26.2)	(25.4)
Dividends paid on preference shares	(18.9)	(18.9)
Proportion due to non-controlling interest	(0.2)	(0.5)
Retained income	$134.0	$132.2
Components of net income after tax
Operating income	124.0	170.2
Net realized and unrealized exchange (losses) after tax (1)	(21.8)	(17.3)
Net realized and unrealized investment gains after tax (2)	77.1	24.1
NET INCOME AFTER TAX	$179.3	$177.0
Loss ratio	59.5%	55.4%
Policy acquisition expense ratio	19.1%	19.4%
General, administrative and corporate expense ratio	17.6%	16.4%
Expense ratio	36.7%	35.8%
Combined ratio	96.2%	91.2%

See pages 7 and 22 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

(1) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.
(2) Includes the net realized and unrealized gains/(losses) from interest rate swaps.

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Balance Sheets

(in US$ millions except for per share amounts)	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015

Investments
Fixed income securities	$6,965.9	$6,960.5	$6,739.1	$6,496.4	$6,407.4	$6,339.2
Equity securities	785.6	757.8	736.4	696.3	729.3	719.0
Other investments	8.7	8.9	8.9	9.5	9.5	9.5
Catastrophe bonds	21.5	46.1	55.4	36.7	32.3	32.8
Short-term investments	121.8	143.0	172.4	183.2	185.2	180.9
Total investments	7,903.5	7,916.3	7,712.2	7,422.1	7,363.7	7,281.4
Cash and cash equivalents	1,038.8	903.1	1,099.5	1,196.7	1,148.4	1,225.9
Reinsurance recoverables
Unpaid losses	410.4	366.0	354.8	348.7	337.3	360.1
Ceded unearned premiums	226.2	243.6	168.9	224.6	257.1	276.4
Receivables
Underwriting premiums	1,428.5	1,339.1	1,115.6	1,208.4	1,249.9	1,264.8
Other	124.6	117.9	94.3	108.7	108.1	92.1
Funds withheld	46.0	39.6	36.0	39.0	44.5	46.1
Deferred policy acquisition costs	409.1	407.7	361.1	346.8	349.0	333.8
Derivatives at fair value	12.9	10.9	9.2	9.2	4.1	2.1
Receivable for securities sold	30.0	1.9	0.6	6.7	5.5	0.3
Office properties and equipment	83.9	83.2	70.6	68.7	65.6	61.9
Taxation	—	—	3.7	—	0.9	—
Other assets	1.0	1.8	4.1	5.9	1.9	18.2
Intangible assets and goodwill	72.0	74.3	18.2	18.2	18.2	18.2
Total assets	$11,786.9	$11,505.4	$11,048.8	$11,003.7	$10,954.2	$10,981.3
LIABILITIES
Insurance reserves
Losses and loss adjustment expenses	$5,181.5	$5,011.5	$4,938.2	$4,913.9	$4,815.9	$4,698.9
Unearned premiums	1,819.4	1,804.0	1,587.2	1,686.9	1,702.8	1,665.1
Total insurance reserves	7,000.9	6,815.5	6,525.4	6,600.8	6,518.7	6,364.0
Payables
Reinsurance premiums	142.7	148.9	92.7	135.6	164.5	171.5
Taxation	28.5	19.2	10.8	22.7	32.1	34.8
Accrued expenses and other payables	333.1	293.3	343.8	237.7	242.7	308.6
Liabilities under derivative contracts	11.5	17.6	4.0	1.9	7.2	11.5
Total payables	515.8	479.0	451.3	397.9	446.5	526.4
Loan notes issued by variable interest entities, at fair value	104.1	104.5	103.0	84.5	76.2	76.0
Long-term debt	549.3	549.3	549.2	549.2	549.2	549.1
Total liabilities	8,170.1	7,948.3	7,628.9	7,632.4	7,590.6	7,515.5
SHAREHOLDERS’ EQUITY
Ordinary shares	0.1	0.1	0.1	0.1	0.1	0.1
Non-controlling interest	1.5	1.1	1.3	1.3	1.0	0.5
Preference shares	—	—	—	—	—	—
Additional paid-in capital	1,040.5	1,055.9	1,075.3	1,068.3	1,061.7	1,106.0
Retained earnings	2,417.6	2,375.9	2,283.6	2,188.0	2,182.3	2,156.2
Accumulated other comprehensive income, net of taxes	157.1	124.1	59.6	113.6	118.5	203.0
Total shareholders’ equity	3,616.8	3,557.1	3,419.9	3,371.3	3,363.6	3,465.8
Total liabilities and shareholders’ equity	$11,786.9	$11,505.4	$11,048.8	$11,003.7	$10,954.2	$10,981.3

Book value per ordinary share	$50.71	$49.45	$46.99	$46.30	$46.18	$47.14
Book value per diluted ordinary share	$49.53	$48.22	$46.00	$45.28	$45.16	$46.02

See pages 7 and 22 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

	ASPEN INSURANCE HOLDINGS LIMITED
	Earnings Per Share and Book Value Per Share

	Three Months Ended		Six Months Ended
(in US$ except for number of shares)	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015

Basic earnings per ordinary share
Net income adjusted for preference share dividend and non-controlling interest	$0.91	$0.64	$2.64	$2.55
Operating income adjusted for preference share dividend and non-controlling interest	$0.40	$1.02	$1.73	$2.44
Diluted earnings per ordinary share
Net income adjusted for preference share dividend and non-controlling interest	$0.89	$0.62	$2.57	$2.50
Operating income adjusted for preference share dividend and non-controlling interest	$0.40	$0.99	$1.68	$2.39

Weighted average number of ordinary shares outstanding (in millions)	60.705	61.409	60.772	61.776
Weighted average number of ordinary shares outstanding and dilutive potential ordinary shares (in millions)	62.192	62.897	62.263	63.165

Book value per ordinary share	$50.71	$46.18	$50.71	$46.18
Diluted book value per ordinary share	$49.53	$45.16	$49.53	$45.16

Ordinary shares outstanding at end of the period (in millions)	60.329	60.778	60.329	60.778
Ordinary shares outstanding and dilutive potential ordinary shares at end of the period (in millions)	61.767	62.149	61.767	62.149

See pages 7 and 22 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

ASPEN INSURANCE HOLDINGS LIMITED
Return On Average Equity

	Three Months Ended		Six Months Ended
(in US$ millions except for percentages)	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015

Average shareholders' equity	$3,587.0	$3,423.2	$3,535.0	$3,428.2
Average non-controlling interest	(1.3)	(0.8)	(1.3)	(0.6)
Average preference shares	(555.8)	(555.8)	(555.8)	(555.8)
Average ordinary shareholders' equity	$3,029.9	$2,866.6	$2,977.9	$2,871.8
Return on average equity:
Net income adjusted for preference share dividend and non-controlling interest	1.8%	1.4%	5.4%	5.5%
Operating income adjusted for preference share dividend and non-controlling interest	0.8%	2.2%	3.5%	5.3%
Annualized return on average equity:
Net income	7.2%	5.6%	10.8%	11.0%
Operating income	3.2%	8.8%	7.0%	10.6%
Components of return on average equity:
Return on average equity from underwriting activity (1)	(0.1)%	1.4%	1.5%	3.7%
Return on average equity from investment and other activity (2)	0.9%	1.0%	2.2%	2.0%
Pre-tax operating income return on average equity (3)	0.8%	2.3%	3.7%	5.6%
Post-tax operating income return on average equity (4)	0.8%	2.2%	3.5%	5.3%

See page 22 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.
(1) Calculated by using underwriting income.
(2) Calculated by using total other operating revenue and other income/(expense) adjusted for preference share dividends and non-controlling interest.
(3) Calculated by using operating income before tax adjusted for preference share dividends and non-controlling interest.
(4) Calculated by using operating income after-tax adjusted for preference share dividends and non-controlling interest.

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Underwriting Results by Operating Segment

	Three Months Ended June 30, 2016			Three Months Ended June 30, 2015
(in US$ millions except for percentages)	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total

Gross written premiums	$332.6	$469.1	$801.7	$260.7	$462.1	$722.8
Net written premiums	306.8	418.0	724.8	238.2	406.2	644.4
Gross earned premiums	329.8	454.7	784.5	287.2	423.2	710.4
Net earned premiums	299.4	381.4	680.8	268.3	341.1	609.4
Losses and loss adjustment expenses	181.1	261.1	442.2	116.3	244.2	360.5
Amortization of deferred policy acquisition costs	50.7	76.0	126.7	50.4	63.7	114.1
General and administrative expenses	39.1	57.2	96.3	35.4	45.2	80.6
Underwriting income/(loss)	$28.5	$(12.9)	$15.6	$66.2	$(12.0)	$54.2
Net investment income			48.0			46.7
Net realized and unrealized investment gains/(losses) (1)			36.5			(15.5)
Corporate expenses			(20.1)			(14.8)
Other (expense)			(1.0)			(2.7)
Interest expense			(7.4)			(7.3)
Net realized and unrealized foreign exchange (losses) (2)			(5.4)			(9.4)
Income before tax			$66.2			$51.2
Income tax expense			(1.3)			(2.2)
Net income			$64.9			$49.0
Ratios
Loss ratio	60.5%	68.5%	65.0%	43.3%	71.6%	59.2%
Policy acquisition expense ratio	16.9%	19.9%	18.6%	18.8%	18.7%	18.7%
General and administrative expense ratio (3)	13.1%	15.0%	17.1%	13.2%	13.3%	15.7%
Expense ratio	30.0%	34.9%	35.7%	32.0%	32.0%	34.4%
Combined ratio	90.5%	103.4%	100.7%	75.3%	103.6%	93.6%

(1) Includes the net realized and unrealized gains/(losses) from interest rate swaps.
(2) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.
(3) The total group general and administrative expense ratio includes the impact from corporate expenses.

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Underwriting Results by Operating Segment

	Six Months Ended June 30, 2016			Six Months Ended June 30, 2015
(in US$ millions except for percentages)	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total

Gross written premiums	$850.2	$927.2	$1,777.4	$745.5	$896.5	$1,642.0
Net written premiums	756.3	768.2	1,524.5	680.3	727.3	1,407.6
Gross earned premiums	636.6	900.3	1,536.9	553.0	838.3	1,391.3
Net earned premiums	579.7	764.2	1,343.9	517.7	685.3	1,203.0
Losses and loss adjustment expenses	315.6	484.0	799.6	221.8	444.8	666.6
Amortization of deferred policy acquisition costs	110.1	146.8	256.9	103.8	129.6	233.4
General and administrative expenses	83.2	115.8	199.0	67.8	100.5	168.3
Underwriting income	$70.8	$17.6	$88.4	$124.3	$10.4	$134.7
Net investment income			97.5			94.1
Net realized and unrealized investment gains (1)			78.7			24.2
Corporate expenses			(37.2)			(29.3)
Other (expense)			(4.0)			(4.3)
Interest expense			(14.8)			(14.7)
Net realized and unrealized foreign exchange (losses) (2)			(25.5)			(20.4)
Income before tax			$183.1			$184.3
Income tax expense			(3.8)			(7.3)
Net income			$179.3			$177.0
Ratios
Loss ratio	54.4%	63.3%	59.5%	42.8%	64.9%	55.4%
Policy acquisition expense ratio	19.0%	19.2%	19.1%	20.1%	18.9%	19.4%
General and administrative expense ratio (3)	14.4%	15.2%	17.6%	13.1%	14.7%	16.4%
Expense ratio	33.4%	34.4%	36.7%	33.2%	33.6%	35.8%
Combined ratio	87.8%	97.7%	96.2%	76.0%	98.5%	91.2%

(1) Includes the net realized and unrealized gains/(losses) from interest rate swaps.
(2) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.
(3) The total group general and administrative expense ratio includes the impact from corporate expenses.

	ASPEN INSURANCE HOLDINGS LIMITED
	Reinsurance Segment - Quarterly Results

(in US$ millions except for percentages)	Q2 2016	Q1 2016	Q4 2015	Q3 2015	Q2 2015	Q1 2015

Gross written premiums	$332.6	$517.6	$186.8	$316.6	$260.7	$484.8
Net written premiums	306.8	449.5	178.5	294.7	238.2	442.1
Gross earned premiums	329.8	306.8	295.9	304.6	287.2	265.8
Net earned premiums	299.4	280.3	270.3	284.6	268.3	249.4
Net losses and loss adjustment expenses	181.1	134.5	99.9	169.9	116.3	105.5
Amortization of deferred policy acquisition costs	50.7	59.4	56.1	64.8	50.4	53.4
General and administrative expenses	39.1	44.1	44.0	34.7	35.4	32.4
Underwriting income	$28.5	$42.3	$70.3	$15.2	$66.2	$58.1
Ratios
Loss ratio	60.5%	48.0%	37.0%	59.7%	43.3%	42.3%
Policy acquisition expense ratio	16.9%	21.2%	20.8%	22.8%	18.8%	21.4%
General and administrative expense ratio	13.1%	15.7%	16.3%	12.2%	13.2%	13.0%
Expense ratio	30.0%	36.9%	37.1%	35.0%	32.0%	34.4%
Combined ratio	90.5%	84.9%	74.1%	94.7%	75.3%	76.7%
Accident Year Ex-cat Loss Ratio
Loss ratio	60.5%	48.0%	37.0%	59.7%	43.3%	42.3%
Prior year loss development	4.6%	6.5%	13.8%	5.7%	9.0%	5.3%
Catastrophe losses	(17.4)%	(3.8)%	(8.4)%	(5.9)%	(0.9)%	(3.1)%
Accident year ex-cat loss ratio	47.7%	50.7%	42.4%	59.5%	51.4%	44.5%

	ASPEN INSURANCE HOLDINGS LIMITED
	Insurance Segment - Quarterly Results

(in US$ millions except for percentages)	Q2 2016	Q1 2016	Q4 2015	Q3 2015	Q2 2015	Q1 2015

Gross written premiums	$469.1	$458.1	$448.0	$403.9	$462.1	$434.4
Net written premiums	418.0	350.2	408.3	357.1	406.2	321.1
Gross earned premiums	454.7	445.6	436.0	429.0	423.2	415.1
Net earned premiums	381.4	382.8	359.4	356.0	341.1	344.2
Net losses and loss adjustment expenses	261.1	222.9	234.1	195.7	244.2	200.6
Amortization of deferred policy acquisition costs	76.0	70.8	62.1	67.2	63.7	65.9
General and administrative expenses	57.2	58.6	61.8	51.3	45.2	55.3
Underwriting (loss)/income	$(12.9)	$30.5	$1.4	$41.8	$(12.0)	$22.4
Ratios
Loss ratio	68.5%	58.2%	65.1%	55.0%	71.6%	58.3%
Policy acquisition expense ratio	19.9%	18.5%	17.3%	18.9%	18.7%	19.1%
General and administrative expense ratio	15.0%	15.3%	17.2%	14.4%	13.3%	16.1%
Expense ratio	34.9%	33.8%	34.5%	33.3%	32.0%	35.2%
Combined ratio	103.4%	92.0%	99.6%	88.3%	103.6%	93.5%
Accident Year Ex-cat Loss Ratio
Loss ratio	68.5%	58.2%	65.1%	55.0%	71.6%	58.3%
Prior year loss development	1.9%	0.9%	6.0%	6.4%	2.1%	4.2%
Catastrophe losses	(4.3)%	(2.1)%	(6.5)%	(0.6)%	(2.8)%	(1.7)%
Accident year ex-cat loss ratio	66.1%	57.0%	64.6%	60.8%	70.9%	60.8%

	ASPEN INSURANCE HOLDINGS LIMITED
	Written and Earned Premiums by Segment and Lines of Business
(in US$ millions)
Gross Written Premiums	Q2 2016	Q1 2016	Q4 2015	Q3 2015	Q2 2015	Q1 2015
Reinsurance
Property Catastrophe Reinsurance	$97.7	$127.6	$4.1	$49.1	$67.3	$153.8
Other Property Reinsurance	84.3	103.0	61.2	105.2	84.0	109.9
Casualty Reinsurance	57.3	127.1	45.9	77.9	49.0	114.7
Specialty Reinsurance	93.3	159.9	75.6	84.4	60.4	106.4
Total Reinsurance	$332.6	$517.6	$186.8	$316.6	$260.7	$484.8
Insurance
Property and Casualty Insurance	$257.6	$226.3	$213.9	$208.5	$254.8	$213.4
Marine, Aviation and Energy Insurance	93.8	117.7	107.1	85.3	103.2	131.7
Financial and Professional Lines Insurance	117.7	114.1	127.0	110.1	104.1	89.3
Total Insurance	$469.1	$458.1	$448.0	$403.9	$462.1	$434.4

Total Gross Written Premiums	$801.7	$975.7	$634.8	$720.5	$722.8	$919.2
Net Written Premiums
Reinsurance
Property Catastrophe Reinsurance	$78.3	$92.1	$4.8	$33.8	$53.5	$126.1
Other Property Reinsurance	82.7	92.9	59.9	100.1	80.6	98.8
Casualty Reinsurance	57.3	125.6	41.5	76.8	46.7	113.8
Specialty Reinsurance	88.5	138.9	72.3	84.0	57.4	103.4
Total Reinsurance	$306.8	$449.5	$178.5	$294.7	$238.2	$442.1
Insurance
Property and Casualty Insurance	$228.5	$180.5	$185.2	$172.9	$222.1	$156.7
Marine, Aviation and Energy Insurance	80.0	106.6	99.7	76.1	82.5	120.5
Financial and Professional Lines Insurance	109.5	63.1	123.4	108.1	101.6	43.9
Total Insurance	$418.0	$350.2	$408.3	$357.1	$406.2	$321.1

Total Net Written Premiums	$724.8	$799.7	$586.8	$651.8	$644.4	$763.2
Net Earned Premiums
Reinsurance
Property Catastrophe Reinsurance	$53.1	$47.3	$58.1	$54.0	$53.8	$57.1
Other Property Reinsurance	80.8	87.3	79.4	91.5	78.9	77.5
Casualty Reinsurance	74.1	67.0	63.7	68.6	71.2	57.8
Specialty Reinsurance	91.4	78.7	69.1	70.5	64.4	57.0
Total Reinsurance	$299.4	$280.3	$270.3	$284.6	$268.3	$249.4
Insurance
Property and Casualty Insurance	$201.0	$189.7	$172.0	$171.8	$162.9	$159.8
Marine, Aviation and Energy Insurance	86.9	93.9	94.9	94.1	97.3	99.4
Financial and Professional Lines Insurance	93.5	99.2	92.5	90.1	80.9	85.0
Total Insurance	$381.4	$382.8	$359.4	$356.0	$341.1	$344.2

Total Net Earned Premiums	$680.8	$663.1	$629.7	$640.6	$609.4	$593.6

ASPEN INSURANCE HOLDINGS LIMITED
Consolidated Statements of Changes in Shareholders' Equity
	Six Months Ended June 30,
(in US$ millions)	2016	2015
Ordinary shares
Beginning and end of period	$0.1	$0.1
Preference shares
Beginning and end of period	—	—
Non-controlling interest
Beginning of period	1.3	0.5
Net change for the period	0.2	0.5
End of period	1.5	1.0
Additional paid-in capital
Beginning of period	1,075.3	1,134.3
New shares issued	1.9	4.0
Ordinary shares repurchased	(43.5)	(83.7)
Share-based compensation	6.8	7.1
End of period	1,040.5	1,061.7
Retained earnings
Beginning of period	2,283.6	2,050.1
Net income for the period	179.3	177.0
Dividends paid on ordinary and preference shares	(45.1)	(44.3)
Proportion due to non-controlling interest	(0.2)	(0.5)
End of period	2,417.6	2,182.3
Accumulated other comprehensive income:
Cumulative foreign currency translation adjustments, net of taxes:
Beginning of period	0.6	72.7
Change for the period	(12.8)	(42.3)
End of period	(12.2)	30.4
Loss on derivatives:
Beginning of period	(1.2)	(3.8)
Net change from current period hedged transactions	(3.8)	2.7
End of period	(5.0)	(1.1)
Unrealized appreciation/(depreciation) on available for sale investments, net of taxes:
Beginning of period	60.2	165.4
Change for the period	114.1	(76.2)
End of period	174.3	89.2
Total accumulated other comprehensive income	157.1	118.5

Total shareholders' equity	$3,616.8	$3,363.6

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Statements of Comprehensive Income

	Three Months Ended June 30,		Six Months Ended June 30,
(in US$ millions)	2016	2015	2016	2015

Net income adjusted for non-controlling interest	$64.9	$49.0	$179.3	$177.0
Other comprehensive income, net of taxes:
Available for sale investments:
Reclassification adjustment for net realized (gains)/losses included in net income	(1.0)	0.6	(4.7)	(31.3)
Change in net unrealized gains on available for sale securities held	38.2	(74.0)	118.8	(44.9)
Net change from current period hedged transactions	(2.4)	5.1	(3.8)	2.7
Change in foreign currency translation adjustment	(1.8)	(16.2)	(12.8)	(42.3)
Other comprehensive income/(loss)	33.0	(84.5)	97.5	(115.8)
Comprehensive income/(loss)	$97.9	$(35.5)	$276.8	$61.2

	ASPEN INSURANCE HOLDINGS LIMITED
	Condensed Consolidated Statements of Cash Flows

	Three Months Ended June 30,		Six Months Ended June 30,
(in US$ millions)	2016	2015	2016	2015

Net cash from operating activities	$181.7	$132.4	$242.2	$204.4
Net cash from/(used in) investing activities	0.9	(150.1)	(118.5)	(35.0)
Net cash (used in) financing activities	(42.5)	(71.2)	(175.7)	(191.0)
Effect of exchange rate movements on cash and cash equivalents	(4.4)	11.4	(8.7)	(8.5)
Increase/(decrease) in cash and cash equivalents	135.7	(77.5)	(60.7)	(30.1)
Cash at beginning of period	903.1	1,225.9	1,099.5	1,178.5
Cash at end of period	$1,038.8	$1,148.4	$1,038.8	$1,148.4

	ASPEN INSURANCE HOLDINGS LIMITED
	Reserves for Losses and Loss Adjustment Expenses

(in US$ millions)	For the Six Months Ended June 30, 2016	For the Twelve Months Ended December 31, 2015

Provision for losses and loss adjustment expenses at the start of the period	$4,938.2	$4,750.8
Reinsurance recoverables	(354.8)	(350.0)
Net loss and loss adjustment expenses at the start of the period	4,583.4	4,400.8

Net loss and loss adjustment expenses assumed	5.7	—
Provision for losses and loss adjustment expenses for claims incurred
Current period	842.4	1,522.7
Prior period release	(42.8)	(156.5)
Total incurred	799.6	1,366.2

Losses and loss adjustment expenses payments for claims incurred	(576.2)	(1,108.5)

Foreign exchange (gains)	(41.4)	(75.1)

Net loss and loss adjustment expenses reserves at the end of the period	4,771.1	4,583.4
Reinsurance recoverables on unpaid losses at the end of the period	410.4	354.8
Gross loss and loss adjustment expenses reserves at the end of the period	$5,181.5	$4,938.2

	ASPEN INSURANCE HOLDINGS LIMITED
	Reserves by Operating Segment

	As at June 30, 2016			As at December 31, 2015
(in US$ millions)	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net

Reinsurance	$2,528.7	$(54.1)	$2,474.6	$2,441.9	$(32.4)	$2,409.5
Insurance	2,652.8	(356.3)	2,296.5	2,496.3	(322.4)	2,173.9
Total losses and loss adjustment expense reserves	$5,181.5	$(410.4)	$4,771.1	$4,938.2	$(354.8)	$4,583.4

ASPEN INSURANCE HOLDINGS LIMITED
Prior Year Reserve Releases

(in US$ millions)	Three Months Ended June 30, 2016			Three Months Ended June 30, 2015
	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net
Reinsurance	$13.6	$0.2	$13.8	$27.9	$(3.8)	$24.1
Insurance	3.4	4.0	7.4	10.9	(3.9)	7.0
Release in reserves for prior years during the period	$17.0	$4.2	$21.2	$38.8	$(7.7)	$31.1

	Six Months Ended June 30, 2016			Six Months Ended June 30, 2015
	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net
Reinsurance	$33.9	$(1.9)	$32.0	$42.4	$(5.1)	$37.3
Insurance	6.2	4.6	10.8	32.1	(10.8)	21.3
Release in reserves for prior years during the period	$40.1	$2.7	$42.8	$74.5	$(15.9)	$58.6

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Investment Portfolio
(in US$ millions)	Fair Market Value
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Marketable Securities - Available For Sale
U.S. government securities	$1,147.4	$1,111.7	$1,123.1	$1,138.1	$1,074.6	$1,041.8
U.S. agency securities	131.2	149.9	158.7	162.0	182.0	182.9
Municipal securities	26.2	32.9	26.6	28.5	29.5	30.7
Corporate securities	2,663.2	2,680.9	2,660.6	2,496.7	2,420.8	2,333.6
Foreign government securities	641.7	674.5	644.2	628.4	661.7	637.7
Asset-backed securities	72.9	76.3	76.0	132.5	138.7	140.9
Bonds backed by foreign government	69.5	72.5	82.1	77.0	78.3	68.2
Mortgage-backed securities	1,256.0	1,265.0	1,179.8	1,041.3	1,044.1	1,104.0
Total fixed income securities	6,008.1	6,063.7	5,951.1	5,704.5	5,629.7	5,539.8
Short-term investments	108.9	135.3	162.9	176.3	184.1	180.2
Total Available For Sale	$6,117.0	$6,199.0	$6,114.0	$5,880.8	$5,813.8	$5,720.0

Marketable Securities - Trading
U.S. government securities	$53.9	$42.1	$27.3	$13.5	$3.4	$9.0
U.S. agency securities	—	—	—	—	—	0.2
Municipal securities	4.8	4.0	0.5	0.5	0.5	0.5
Corporate securities	658.0	615.2	558.2	547.2	540.1	554.1
Foreign government securities	202.2	198.5	179.5	128.9	133.8	133.7
Asset-backed securities	15.8	19.6	20.5	18.7	19.7	16.0
Mortgage-backed securities	23.1	17.4	—	—	—	—
Bank loans	—	—	2.0	83.1	80.2	85.9
Total fixed income securities	957.8	896.8	788.0	791.9	777.7	799.4
Short-term investments	12.9	7.7	9.5	6.9	1.1	0.7
Equity securities	785.6	757.8	736.4	696.3	729.3	719.0
Catastrophe bonds	21.5	46.1	55.4	36.7	32.3	32.8
Total Trading	$1,777.8	$1,708.4	$1,589.3	$1,531.8	$1,540.4	$1,551.9

Other Investments	$8.7	$8.9	$8.9	$9.5	$9.5	$9.5

Cash	1,038.8	903.1	1,099.5	1,196.7	1,148.4	1,225.9
Accrued interest	47.3	46.0	48.1	46.1	48.3	43.9
Total Cash and Accrued Interest	$1,086.1	$949.1	$1,147.6	$1,242.8	$1,196.7	$1,269.8

Total Cash and Investments	$8,989.6	$8,865.4	$8,859.8	$8,664.9	$8,560.4	$8,551.2

ASPEN INSURANCE HOLDINGS LIMITED
Investment Analysis

(in US$ millions except for percentages)	Q2 2016	Q1 2016	Q4 2015	Q3 2015	Q2 2015	Q1 2015

Net investment income from fixed income investments and cash	$42.5	$42.6	$42.8	$40.5	$40.9	$41.2
Net investment income from equity securities	5.5	6.9	3.6	4.5	5.8	6.2
Net investment income	48.0	49.5	46.4	45.0	46.7	47.4

Net realized and unrealized investment gains/(losses) excluding the interest rate swaps	36.8	45.0	30.5	(41.2)	(15.3)	42.9
Net realized investment (losses)/gains from the interest rate swaps	(0.3)	(2.8)	1.4	(2.8)	(0.2)	(3.2)
Other-than-temporary impairment charges	—	—	—	—	—	—
Net realized and unrealized investment gains/(losses)	36.5	42.2	31.9	(44.0)	(15.5)	39.7

Change in unrealized gains/(losses) on available for sale investments (gross of tax)	42.2	85.0	(33.4)	17.3	(77.5)	—
Total return/(loss) on investments (1)	$126.7	$176.7	$44.9	$18.3	$(46.3)	$87.1

Portfolio Characteristics
Fixed income portfolio book yield (excluding the impact of the interest rate swaps) (1)	2.50%	2.56%	2.59%	2.50%	2.57%	2.56%
Fixed income portfolio duration (excluding the impact of the interest rate swaps) (1)	3.6 years	3.6 years	3.7 years	3.4 years	3.5 years	3.5 years

(1) On May 9, 2016, the Company terminated all remaining outstanding interest rate swaps under its International Swap Dealers Association agreement.

ASPEN INSURANCE HOLDINGS LIMITED
Book Value Per Ordinary Share

(in US$ millions except for number of shares and per share amounts)	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015

Net assets	$3,616.8	$3,557.1	$3,419.9	$3,371.3	$3,363.6	$3,465.8
Less: Preference shares	(555.8)	(555.8)	(555.8)	(555.8)	(555.8)	(555.8)
Less: Non-controlling interest	(1.5)	(1.1)	(1.3)	(1.3)	(1.0)	(0.5)
Total	$3,059.5	$3,000.2	$2,862.8	$2,814.2	$2,806.8	$2,909.5

Ordinary shares outstanding (in millions)	60.329	60.675	60.918	60.782	60.778	61.723
Ordinary shares and dilutive potential ordinary shares (in millions)	61.767	62.213	62.240	62.147	62.149	63.227

Book value per ordinary share	$50.71	$49.45	$46.99	$46.30	$46.18	$47.14
Diluted book value per ordinary share	$49.53	$48.22	$46.00	$45.28	$45.16	$46.02

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to purchase the Company's ordinary shares at the average market price during the period of calculation.

	ASPEN INSURANCE HOLDINGS LIMITED
	Operating Income Reconciliation

Net income is adjusted to exclude after-tax change in net foreign exchange gains and losses, realized gains and losses in investments and non-recurring items.
	Three Months Ended		Six Months Ended
(in US$ millions except where stated)	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015

Net income as reported	$64.9	$49.0	$179.3	$177.0
Net change attributable to non-controlling interest	(0.4)	(0.5)	(0.2)	(0.5)
Preference share dividends	(9.4)	(9.4)	(18.9)	(18.9)
Net income available to ordinary shareholders	55.1	39.1	160.2	157.6
Add (deduct) after tax income:
Net foreign exchange losses	4.9	7.5	21.8	17.3
Net realized (gains)/losses on investments	(35.7)	15.7	(77.1)	(24.1)
Operating income after tax available to ordinary shareholders	24.3	62.3	104.9	150.8
Tax expense on operating income	1.0	3.9	5.9	10.3
Operating income before tax available to ordinary shareholders	$25.3	$66.2	$110.8	$161.1

Basic earnings per ordinary share
Net income adjusted for preference share dividends and non-controlling interest	$0.91	$0.64	$2.64	$2.55
Add (deduct) after tax income:
Net foreign exchange losses	0.08	0.12	0.36	0.28
Net realized (gains)/losses on investments	(0.59)	0.26	(1.27)	(0.39)
Operating income adjusted for preference shares dividends and non-controlling interest	$0.40	$1.02	$1.73	$2.44

Diluted earnings per ordinary share
Net income adjusted for preference share dividends and non-controlling interest	$0.89	$0.62	$2.57	$2.50
Add (deduct) after tax income:
Net foreign exchange losses	0.08	0.12	0.35	0.27
Net realized (gains)/losses on investments	(0.57)	0.25	(1.24)	(0.38)
Operating income adjusted for preference shares dividends and non-controlling interest	$0.40	$0.99	$1.68	$2.39